SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 9, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


  British Virgin Islands               1-11226                 98-0372112
  ----------------------                -------                ----------
 (State or other jurisdiction of    (Commission File        (IRS Employer
  incorporation)                           Number)       Identification Number)

 9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
              ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information under this caption is furnished by the Company in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On February 9, 2006, the Company issued a press release announcing its results for the third quarter of its fiscal year ending March 31, 2006 and providing an update on its pending transaction with Apax Partners. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.                               DESCRIPTION
99.1          Press Release, dated February 9, 2006, announcing Tommy
              Hilfiger Corporation's results for the third quarter of its fiscal year ending March 31, 2006 and providing an update on its pending transaction with Apax Partners.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                           TOMMY HILFIGER CORPORATION


                                   By:     /s/ Joseph Scirocco
                                          --------------------------------------
                                      Name:  Joseph Scirocco
                                      Title: Chief Financial Officer,
                                             Executive Vice President and
                                             Treasurer

Date:  February 9, 2006







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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                     DESCRIPTION

99.1 Press Release, dated February 9, 2006, announcing Tommy Hilfiger Corporation's results for the third quarter of its fiscal year ending March 31, 2006 and providing an update on its pending transaction with Apax Partners.